                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)

            Delaware                     0-028176                36-1433610
  (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois             60606
         (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

         The information in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On August 5, 2004, the Company issued a press release announcing sales for the second quarter ended July 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. As stated in the press release, the Company plans to release financial results for the quarter ended July 31, 2004 on Thursday, August 26, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHITEHALL JEWELLERS, INC.
                                               (Registrant)


                                         By:  /s/ John R. Desjardins
                                              -------------------------------
                                                 John R. Desjardins
                                                 Executive Vice President
                                                 and Chief Financial Officer
Date:  August 5, 2004

                                  EXHIBIT INDEX

          The following exhibit is furnished herewith as noted below.

     Exhibit No.                        Exhibit

        99.1 Press Release dated August 5, 2004 announcing sales for the second quarter ended July 31, 2004.